SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           December 20, 2004

McRae Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-8578	56-0706710

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

402 North Main Street, Mt Gilead, NC	27306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (910) 439-6147

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 7, 2004, McRae Industries, Inc. (the “Company”) announced that it was conducting a review of its previously reported financial statements for the fiscal year ended July 31, 2004 as a result of clerical errors in the calculation of inventory discovered by management at the Company’s military boot unit, that the Company’s previously reported financial statements for the fiscal year ended July 31, 2004 should no longer be relied upon pending the outcome of the review and that following the completion of the review the Company would amend its Annual Report on Form 10-K for the fiscal year ended July 31, 2004 previously filed with the Securities and Exchange Commission to restate its previously reported fiscal 2004 financial statements. In this announcement, the Company also disclosed that the Company did not expect to be able to file its Form 10-Q for the first quarter of fiscal 2005, which was due on December 14, 2004, until it completed its review of the accounting for inventory in the financial statements for fiscal 2004, and that as a result, the Company expected to file a Form 12b-25 Notification of Late Filing with respect to such Form 10-Q.

Taking into account the extended filing deadline, the Form 10-Q for the quarter ended October 30, 2004 is due today. However, because the Company and its independent accountants have not yet concluded their review, as a result of which the Company has not yet been able to file a Form 10-K/A to amend its financial statements for the fiscal year ended July 31, 2004, the Company is not yet in a position to file the Form 10-Q. As soon as practicable following the completion of the review which is expected no later than December 23, 2004, the Company will amend its Annual Report on Form 10-K for the fiscal year ended July 31, 2004 to reflect the restatement and file the Form 10-Q for the quarter ended October 30, 2004.

On December 20, 2004 and although the Company’s review is continuing, the Company announced the results of its preliminary review of its inventory at July 31, 2004. The results of this review and the Company’s consolidated net revenues from continuing operations and consolidated net earnings from continuing operations for the first fiscal quarter of 2005, which are dependent in part on the amount of the Company’s adjusted fiscal 2004 year-end inventory as determined based on the completion of the Company’s preliminary review, are described in a press release from the Company which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document Description

99.1	Press Release issued on December 20, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCRAE INDUSTRIES, INC.

Date: December 20, 2004	By:	/s/ D. Gary McRae

D. Gary McRae President and Chief Executive Officer

3

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

McRAE INDUSTRIES, INC.

Date of Event Reported:	Commission File No:
December 20, 2004	1-8578

Exhibit No.	Document Description

99.1	Press Release issued on December 20, 2004